UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
________________

Date of Report (Date of earliest event reported): December 14, 2007

SURFECT HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-132597	88-0513176
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 West Broadway Road Tempe, Arizona	85282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 968-2897

______________________________________________________
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A to the Surfect Holdings, Inc. Form 8-K originally filed with the Securities and Exchange Commission on December 20, 2007 (the “Form 8-K”) is being filed to replace Exhibit 3.1 to the 8-K which was inadvertedly filed with an incorrect Exhibit 3.1.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws

On December 13, 2007, the Company’s Certificate of Incorporation was amended to increase the number of authorized shares of common stock, par value $0.0001 per share, from 40,000,000 shares to 500,000,000 shares.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment, effective as of December 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURFECT HOLDINGS, INC.

Dated March 5, 2008	By:	/s/ Steven Anderson
Name: Steven Anderson
Title: President and Chief Executive Officer